Exhibit 99.1
EXECUTION VERSION

ADMINISTRATION AGREEMENT
among
FORD CREDIT AUTO LEASE TRUST 2011-A,
as Issuer,
FORD MOTOR CREDIT COMPANY LLC,
as Indenture Administrator
and
THE BANK OF NEW YORK MELLON,
as Indenture Trustee
Dated as of June 1, 2011

i

     ADMINISTRATION AGREEMENT, dated as of June 1, 2011 (this “Agreement”), among FORD CREDIT AUTO LEASE TRUST 2011-A, a Delaware statutory trust, as Issuer, FORD MOTOR CREDIT COMPANY LLC, a Delaware limited liability company, as Indenture Administrator, and THE BANK OF NEW YORK MELLON, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee.
BACKGROUND
     The Issuer was formed pursuant to the Trust Agreement and is issuing the Notes pursuant to the Indenture.
     The Issuer has entered into certain agreements in connection with the issuance of the Notes, including the DTC Letter and the Indenture.
     The Issuer and the Owner Trustee desire to have the Indenture Administrator perform certain duties of the Issuer and the Owner Trustee under the 2011-A Basic Documents on the terms set forth in this Agreement.
ARTICLE I
USAGE AND DEFINITIONS
     Section 1.1. Usage and Definitions. Capitalized terms used but not otherwise defined in this Agreement are defined in Appendix 1 to the Exchange Note Supplement (the “Exchange Note Supplement”) to the Credit and Security Agreement (as defined below), dated as of June 1, 2011, among CAB East LLC (“CAB East”), as a Borrower, CAB West LLC (“CAB West”), as a Borrower, and FCALM, LLC (“FCALM” and, together with CAB East and CAB West, the “Titling Companies”), as a Borrower, U.S. Bank National Association (“U.S. Bank”), as Administrative Agent, HTD Leasing LLC (“HTD”), as Collateral Agent, and Ford Motor Credit Company LLC (“Ford Credit”), as Lender and Servicer. Capitalized terms used but not otherwise defined in this Agreement or in Appendix 1 to the Exchange Note Supplement are defined in Appendix A to the Amended and Restated Credit and Security Agreement (the “Credit and Security Agreement”), dated as of December 1, 2006, among the Titling Companies, as Borrowers, U.S. Bank, as Administrative Agent, HTD, as Collateral Agent and Ford Credit, as Lender and Servicer. Appendix 1 and Appendix A also contain rules as to usage applicable to this Agreement and are incorporated by reference into this Agreement.
ARTICLE II
ENGAGEMENT OF INDENTURE ADMINISTRATOR
     Section 2.1. Engagement. The Issuer and the Owner Trustee engage the Indenture Administrator to perform certain duties of the Issuer and the Owner Trustee under the 2011-A Basic Documents on the terms set forth in this Agreement and the Indenture Administrator accepts such engagement.
     Section 2.2. Compensation. As compensation for the performance of the Indenture Administrator’s obligations under this Agreement and as reimbursement for its expenses related to its obligations under this Agreement, the Depositor will pay the Indenture Administrator a fee in an amount agreed upon by the Depositor and the Indenture Administrator.

ARTICLE III
DUTIES OF INDENTURE ADMINISTRATOR
     Section 3.1. Duties of the Indenture Administrator with respect to the DTC Letter. The Indenture Administrator agrees to perform all its duties as Indenture Administrator and the duties of the Issuer under the DTC Letter. The Indenture Administrator will monitor the performance of the Issuer and will advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the DTC Letter. The Indenture Administrator will prepare, or cause to be prepared, for execution by the Issuer, or execute as Indenture Administrator on behalf of the Issuer, all documents, reports, filings, instruments, certificates and opinions that are the duty of the Issuer to prepare, file or deliver pursuant to the DTC Letter.
     Section 3.2. Duties of the Indenture Administrator with respect to the Indenture. The Indenture Administrator will consult with the Owner Trustee regarding the duties of the Issuer under the Indenture. The Indenture Administrator will monitor the performance of the Issuer and will advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture. The Indenture Administrator will prepare, or cause to be prepared, for execution by the Issuer, or execute as Indenture Administrator on behalf of the Issuer, all documents, reports, filings, instruments, certificates, notices and opinions that are the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Indenture Administrator will take all action that is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including (references are to sections of the Indenture):
     (a) preparing or obtaining the documents and instruments required for authentication of the Notes and delivering such documents and instruments to the Indenture Trustee (Section 2.2);
     (b) causing the Note Register to be kept and giving the Indenture Trustee notice of any appointment of a new Note Registrar (Section 2.4(a));
     (c) determining whether the requirements of UCC Section 8-401(a) are met (Section 2.4(b) and (c));
     (d) determining whether the requirements of UCC Section 8-405 are met (Section 2.5) and preparing an Issuer Request requesting the Indenture Trustee to authenticate and deliver replacement Notes in lieu of mutilated, destroyed, lost or stolen Notes (Section 2.5);
     (e) causing the Indenture Trustee to notify the Noteholders of the final principal payment on their Notes (Section 2.7(b));
     (f) causing the Indenture Trustee to release property from the Lien of the Indenture (Section 2.9);
     (g) preparing Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.11);
     (h) determining whether any Noteholder is a Non-Permitted Noteholder and causing such Non-Permitted Noteholder to sell its interest in the Notes or, if necessary, taking all reasonable steps available to redeem or sell such Non-Permitted Noteholder’s Notes (Section 2.14);
     (i) ensuring that the Indenture Trustee maintains an office or agency in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of Notes (Section 3.2);
     (j) directing the Indenture Trustee to deposit monies with any Note Paying Agents other than the Indenture Trustee (Section 3.3);
     (k) causing any newly appointed Note Paying Agents to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.3(b));
     (l) directing any Note Paying Agent to pay to the Indenture Trustee all sums to be held by the Indenture Trustee (Section 3.3(c));
     (m) obtaining and preserving the Issuer’s qualification to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of the Indenture, the Notes and the 2011-A Collateral (Section 3.4);
     (n) preparing all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments as may be required in connection with such supplement or amendment and taking such other action as is necessary or advisable to protect the 2011-A Collateral (Section 3.5);
     (o) notifying the Indenture Trustee in an Officer’s Certificate of any Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.6(b));
     (p) notifying the Indenture Trustee and the Rating Agencies of a Facility Servicer Event of Default or Exchange Note Servicer Event of Default under the Servicing Agreement and, if an Exchange Note Servicer Event of Default arises from the failure of the Servicer to perform any of its duties and obligations under the Servicing Agreement with respect to the 2011-A Collateral, taking all reasonable steps available to cause the Servicer to remedy such failure (Section 3.6(d));
     (q) notifying the Indenture Trustee of the termination or resignation of the Servicer and appointment of a successor Servicer under the Servicing Agreement (Section 3.6(e));
     (r) effecting the recording of the Indenture, if applicable, and obtaining an Opinion of Counsel (Section 3.8(a));
     (s) delivering the Opinion of Counsel on the 2011-A Closing Date, the annual Opinions of Counsel as to the 2011-A Collateral, the annual Officer’s Certificate and certain other statements as to compliance with the Indenture (Sections 3.8 and 3.9);
     (t) preparing and obtaining the documents and instruments required for the consolidation or merger of the Issuer with or into any other Person or the conveyance or transfer by the Issuer of any of its properties or assets to any other Person (Section 3.10);

     (u) notifying the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture (Section 3.15);
     (v) monitoring the Issuer’s obligations as to the satisfaction and discharge of the Indenture, preparing an Officer’s Certificate and obtaining the required Opinions of Counsel (Section 4.1);
     (w) notifying the Indenture Trustee (with a copy of such notice to any Qualified Institution or Qualified Trust Institution (if not the Indenture Trustee) maintaining any Bank Accounts) of the occurrence of an event set forth in Section 5.1(a)(iii) of the Indenture, which with the giving of notice and the lapse of time would become an Event of Default, describing such Default, the status of such Default and what action the Indenture Administrator is taking or proposes to take with respect to such Default (Section 5.1);
     (x) complying with any written directive of the Indenture Trustee with respect to the sale of the 2011-A Collateral at one or more public or private sales called and conducted in any manner permitted by law if an Event of Default has occurred and is continuing (Section 5.6);
     (y) causing the Servicer to comply with its duties and obligations under the Servicing Agreement (Section 5.17);
     (z) removing the Indenture Trustee upon the occurrence of one of the events specified in Section 6.8(b) of the Indenture and appointing a successor Indenture Trustee upon the resignation or removal of the Indenture Trustee (Section 6.8);
     (aa) notifying the Rating Agencies of the events specified in Section 6.9(a) of the Indenture (Section 6.9);
     (bb) preparing any written instruments required to confirm the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Section 6.10);
     (cc) inspecting the Indenture Trustee’s books and records (Section 6.13);
     (dd) furnishing the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.1);
     (ee) preparing, obtaining and filing the instruments, opinions, certificates and other documents required for the release of property from the Lien of the Indenture (Sections 8.4 and 10.1);
     (ff) preparing Issuer Orders and Officer’s Certificates, providing prior notice to the Rating Agencies, obtaining Opinions of Counsel, Rating Agency Confirmations and the necessary consents with respect to the execution of supplemental indentures and preparing such supplemental indentures and notices with respect to the execution of such supplemental indentures (Sections 9.1 and 9.2);

     (gg) causing the execution of, and after execution by the Issuer, the delivery of new Notes conforming to any supplemental indenture (Section 9.6);
     (hh) causing the Indenture Trustee to notify the Noteholders of the redemption of the Notes (Section 10.1);
     (ii) preparing all Officer’s Certificates and obtaining Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a));
     (jj) preparing Officer’s Certificates for the release of property from the Lien of the Indenture (Section 11.1(c));
     (kk) preparing and, after execution by the Issuer, filing with the Securities and Exchange Commission and delivering to the Indenture Trustee documents and reports required to be filed with the Securities and Exchange Commission and any additional information, documents and reports (or summaries) with respect to compliance by the Issuer with the conditions and covenants of the Indenture required to be filed with the Securities and Exchange Commission under rules and regulations prescribed by the Securities and Exchange Commission (Section 7.3); and
     (ll) notifying the Indenture Trustee of the listing of the Notes on any stock exchange (Section 7.4(b)).
     Section 3.3. Additional Duties.
     (a) In addition to the duties of the Indenture Administrator set forth in Sections 3.1 and 3.2, the Indenture Administrator will perform calculations and will prepare, file and deliver on behalf of the Issuer or the Owner Trustee, all such documents that the Issuer or the Owner Trustee is required to prepare, file or deliver pursuant to the Basic Documents, and at the request of the Owner Trustee will take all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Basic Documents. Subject to Section 6.1 of this Agreement, the Indenture Administrator will administer, perform or supervise the performance of such other activities in connection with the 2011-A Collateral (including those under the Basic Documents) that are not covered by any of the foregoing provisions and that are expressly requested by the Owner Trustee and are reasonably within the capability of the Indenture Administrator, including:
     (i) obtaining and maintaining, at its own expense, any licenses required to be obtained or maintained by the Issuer under the laws of any State in connection with the Issuer’s duties and obligations under the Basic Documents; and
     (ii) notifying the Owner Trustee, on or before the 2011-A Closing Date and from time to time thereafter, of any licenses required to be obtained or maintained by the Owner Trustee under the laws of any State in connection with the duties and obligations of the Owner Trustee under the Basic Documents.

     (b) The Indenture Administrator will be responsible for performing the duties of the Owner Trustee set forth in Section 2.11 of the Trust Agreement, except that if the Owner Trustee is notified by the Indenture Administrator that the Issuer is deemed to be taxable as a partnership for U.S. federal income tax purposes, the Owner Trustee will retain responsibility for the distribution to the Depositor and the holder of the Residual Interest such information as may be required to enable the Depositor and any such holder to prepare its U.S. federal and State income tax returns.
     (c) The Indenture Administrator will be responsible for notifying the Owner Trustee if any withholding tax is imposed on the Issuer’s payments (or allocations of income) to the holder of the Residual Interest as contemplated by Section 4.1(c) of the Trust Agreement, the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to Section 4.1(c) of the Trust Agreement and the procedures to be followed to comply with the requirements under the Code. The Indenture Administrator will notify the Owner Trustee in each instance that any additional tax withholding is subsequently required or any previously required tax withholding is no longer required.
     (d) The Indenture Administrator will perform the duties of the Indenture Administrator specified in Sections 7.2, 7.3 and 9.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee and any other duties required to be performed by the Indenture Administrator pursuant to the Trust Agreement.
     (e) Upon final distribution of any funds to the holder of the Residual Interest, the Indenture Administrator will direct the Owner Trustee to cause the Certificate of Trust to be cancelled in accordance with Section 8.1(c) of the Trust Agreement.
     (f) The Indenture Administrator will instruct the Indenture Trustee as to how to apply the proceeds of any liquidation or sale of the Collateral included in the 2011-A Reference Pool in accordance with Section 4.2(b) of the Exchange Note Supplement.
     (g) The Indenture Administrator will either prepare, execute and deliver, or will direct the Servicer or the Depositor, as applicable, to prepare, execute and deliver, on behalf of the Issuer all certificates and other documents required to be delivered by the Sarbanes-Oxley Act of 2002.
     Section 3.4. Audits of the Indenture Administrator. The Indenture Administrator will, upon reasonable prior notice, permit any authorized representative of the Issuer, the Depositor, the Owner Trustee or the Indenture Trustee, during the Indenture Administrator’s normal business hours, to examine and audit the books of account, records, reports and other documents and materials of the Indenture Administrator relating to the performance of the Indenture Administrator’s obligations under this Agreement. In addition, the Indenture Administrator will permit such representatives to make copies and extracts of any such books and records and to discuss the same with the Indenture Administrator’s officers and Independent certified public accountants, all at such reasonable times and as often as may reasonably be requested. Each of the Issuer, the Depositor, the Owner Trustee or the Indenture Trustee will, and will cause its authorized representatives to, hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that such party, may reasonably determine that such disclosure is consistent with its obligations under this Agreement.
     Section 3.5. Additional Information to Be Furnished to the Issuer. The Indenture Administrator will furnish to the Issuer such additional information regarding the 2011-A Collateral as the Issuer may reasonably request.
     Section 3.6. Updating List of Responsible Persons. The Indenture Administrator may from time to time designate the individuals who are authorized to act as a “Responsible Person” with respect to the Indenture Administrator pursuant to an Officer’s Certificate distributed to the Owner Trustee, the Indenture Trustee, the Titling Companies, the Titling Company Administrator, the Servicer, the Holding Companies and the Depositor.
     Section 3.7. Prohibition on Certain Actions. Notwithstanding anything to the contrary in this Agreement, the Indenture Administrator will not (a) make any payments to the Noteholders under the Basic Documents, (b) sell the 2011-A Collateral pursuant to Section 5.6 of the Indenture or (c) take any other action that the Owner Trustee or the Indenture Trustee directs the Indenture Administrator not to take on its behalf.
ARTICLE IV
INDEMNIFICATION
     Section 4.1. Indemnification.
     (a) The Depositor and the Indenture Administrator will, jointly and severally, indemnify, defend and hold harmless the Indenture Trustee (in each of its capacities under the 2011-A Basic Documents, including as Financial Institution) and its officers, directors, employees and agents, from and against any and all costs, expenses, losses, damages, claims and liabilities (including the reasonable compensation, expenses and disbursements of the Indenture Trustee’s agents, counsel, accountants and experts) incurred by it in connection with the administration of and the performance of its duties under the Indenture, including the costs and expenses of defending itself against any loss, damage, claim or liability incurred by it in connection with the exercise or performance of any of its powers or duties under the Indenture and the other Basic Documents, but excluding any cost, expense, loss, damage, claim or liability (i) incurred by the Indenture Trustee through the Indenture Trustee’s willful misconduct, bad faith or negligence (except for errors in judgment) or (ii) arising from the Indenture Trustee’s breach of any of its representations or warranties set forth in the Indenture.
     (b) The Depositor and the Indenture Administrator will, jointly and severally, indemnify, defend and hold harmless the Owner Trustee and its officers, directors, employees and agents, from and against any and all costs, expenses, losses, damages, claims and liabilities (including the reasonable compensation, expenses and disbursements of the Owner Trustee’s agents, counsel, accountants and experts) incurred by it in connection with the administration of and the performance of its duties under the Trust Agreement, including the costs and expenses of defending itself against any loss, damage, claim or liability incurred by it in connection with the exercise or performance of any of its powers or duties under the Indenture, but excluding any cost, expense, loss, damage, claim or liability (i) incurred by the Owner Trustee through the

Owner Trustee’s own willful misconduct, bad faith or negligence (except for errors in judgment) or (ii) arising from the Owner Trustee’s breach of any of its representations or warranties set forth in the Trust Agreement.
     (c) Promptly upon receipt by any Indemnified Person of notice of the commencement of any Proceeding against any such Indemnified Person, such Indemnified Person will, if a claim in respect of such Proceeding is to be made against the Depositor or the Indenture Administrator under Section 4.1(a) or (b), notify the Depositor and the Indenture Administrator of the commencement of such Proceeding. The Depositor or the Indenture Administrator may participate in and assume the defense and settlement of any such Proceeding at its expense, and no settlement of such Proceeding may be made without the approval of the Depositor or the Indenture Administrator and such Indemnified Person, which approvals will not be unreasonably withheld, delayed or conditioned. After notice from the Depositor or the Indenture Administrator to the Indemnified Person of the Depositor’s or the Indenture Administrator’s intention to assume the defense of such Proceeding with counsel reasonably satisfactory to the Indemnified Person, and so long as the Depositor or the Indenture Administrator so assumes the defense of such Proceeding in a manner reasonably satisfactory to the Indemnified Person, as applicable, the Depositor or the Indenture Administrator will not be liable for any legal expenses of counsel to the Indemnified Person unless there is a conflict between the interests of the Depositor or the Indenture Administrator and an Indemnified Person, in which case the Depositor or the Indenture Administrator will pay for the separate counsel to the Indemnified Person which is reasonably satisfactory to the Indenture Administrator. The obligations of the Indenture Administrator under this Article IV will survive the termination of this Agreement.
ARTICLE V
RESIGNATION AND REMOVAL OF THE INDENTURE ADMINISTRATOR;
TERM OF AGREEMENT
     Section 5.1. Resignation and Removal of Indenture Administrator.
     (a) Subject to Section 5.2(a), the Indenture Administrator may resign its duties under this Agreement by providing the Issuer, the Owner Trustee and the Indenture Trustee with at least 60 days’ prior notice.
     (b) Subject to Section 5.2(a), if any of the following events occurs and is continuing, the Owner Trustee, with the consent of Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class (or if no Notes are outstanding, the holder of the Residual Interest), by notice to the Indenture Administrator may terminate all of the rights and obligations of the Indenture Administrator under this Agreement:
     (i) the Indenture Administrator defaults in the performance of any of its duties under this Agreement and, after notice of such default by the Issuer, the Indenture Trustee or the Owner Trustee, does not cure such default within 15 days (or, if such default cannot be cured in such time, does not give within 15 days such assurance of cure as is reasonably satisfactory to the Issuer); or
     (ii) an Insolvency Event occurs with respect to the Indenture Administrator.

     (c) The Indenture Administrator will notify the Issuer and the Indenture Trustee within five Business Days after the occurrence of an Insolvency Event with respect to the Indenture Administrator.
     Section 5.2. Appointment of Successor Indenture Administrator.
     (a) No resignation or removal of the Indenture Administrator pursuant to Section 5.1(a) or (b) will be effective until (i) a successor Indenture Administrator has been appointed by the Issuer at the direction of Noteholders of a majority of the Note Balance of the Controlling Class, or if no Notes are outstanding, by the holder of the Residual Interest, (ii) such successor Indenture Administrator has executed, acknowledged and delivered to the Issuer and to its predecessor Indenture Administrator an instrument accepting its appointment under this Agreement, and (iii) Rating Agency Confirmation has been obtained with respect to the proposed appointment. The Issuer will notify the Indenture Trustee of any such resignation or removal.
     (b) Upon the appointment of a successor Servicer pursuant to the Servicing Agreement, the Indenture Administrator will immediately resign and such successor Servicer will automatically become the Indenture Administrator under this Agreement.
     Section 5.3. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 5.4 or the resignation or removal of the Indenture Administrator pursuant to Sections 5.1 or 5.2(b), the Indenture Administrator will be entitled to be paid all fees and reimbursable expenses accruing to it through the date of such termination, resignation or removal. If this Agreement is terminated pursuant to Section 5.4, the Indenture Administrator will promptly deliver to the Issuer all property and documents relating to the 2011-A Collateral then in the custody of the Indenture Administrator. If the Indenture Administrator resigns or is removed pursuant to Sections 5.1 or 5.2(b), the Indenture Administrator will cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Indenture Administrator to the successor Indenture Administrator.
     Section 5.4. Term of Agreement. This Agreement will continue in force until the termination of the Issuer in accordance with Section 8.1 of the Trust Agreement, upon which event this Agreement will automatically terminate.
ARTICLE VI
MISCELLANEOUS
     Section 6.1. Independence of the Indenture Administrator. The Indenture Administrator will be an independent contractor and will not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations under this Agreement. Unless expressly authorized by the Issuer, the Indenture Administrator will have no authority to act for or represent the Issuer or the Owner Trustee in any way and will not otherwise be deemed an agent of the Issuer or the Owner Trustee. Nothing contained in this Agreement will constitute the Indenture Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

     Section 6.2. Transactions with Affiliates; Other Transactions. In carrying out any of its obligations under this Agreement, the Indenture Administrator may enter into transactions or otherwise deal with any of its Affiliates. Nothing in this Agreement will prevent the Indenture Administrator or its Affiliates from engaging in other businesses or from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer.
     Section 6.3. Amendments. This Agreement may be amended by a written amendment executed and delivered by the Issuer, the Indenture Administrator and the Indenture Trustee, with the consent of the Owner Trustee, without the consent of the Noteholders, so long as the Issuer or the Indenture Administrator delivers an Opinion of Counsel to the Indenture Trustee and the Owner Trustee to the effect that such amendment will not materially adversely affect the interest of the Noteholders. This Agreement also may be amended by the Issuer, the Indenture Administrator and the Indenture Trustee with the consent of the Owner Trustee and the Noteholders of a majority of each affected Class of Notes Outstanding (with each affected Class voting separately, except that all Noteholders of Class A Notes will vote together as a single class); provided that no such amendment may (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the 2011-A Collateral or distributions that are required to be made for the benefit of the Noteholders or (b) reduce the percentage of the Noteholders required to consent to any such amendment, without the consent of each Noteholder adversely affected..
     Section 6.4. Notices.
     (a) All notices, requests, demands, consents, waivers or other communications to or from the parties to this Agreement must be in writing and will be deemed to have been given:
     (i) upon delivery or, in the case of a letter mailed by registered first class mail, postage prepaid, three days after deposit in the mail,
     (ii) in the case of a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient,
     (iii) in the case of an email, when receipt is confirmed by telephone or reply email from the recipient, and
     (iv) in the case of an electronic posting to a password-protected website to which the recipient has been provided access, upon delivery of an email to such recipient stating that such electronic posting has occurred.
     Any such notice, request, demand, consent or other communication must be delivered or addressed as set forth on Schedule A to the Indenture or at such other address as any party may designate by notice to the other parties.
     (b) Any notice required or permitted to be mailed to a Noteholder must be sent by overnight delivery, mailed by registered first class mail, postage prepaid, or sent by fax, to the address of such Person as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement will be conclusively presumed to have been properly given, whether or not the Noteholder receives such notice.
     Section 6.5. Assignment. This Agreement may not be assigned by the Indenture Administrator unless the Indenture Administrator obtains the consent of the Issuer and the Owner Trustee and Rating Agency Confirmation for such action. Notwithstanding the foregoing, this Agreement may be assigned by the Indenture Administrator without the consent of the Issuer or the Owner Trustee or Rating Agency Confirmation to a Person that is a successor (by merger, consolidation or purchase of assets) to the Indenture Administrator or to an Affiliate of the Indenture Administrator, provided, that such Person or such Affiliate executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such Person or such Affiliate agrees to be bound under this Agreement in the same manner as the Indenture Administrator is bound under this Agreement. Subject to the foregoing, this Agreement will bind any successors or assigns of the parties to this Agreement.
     Section 6.6. Third-Party Beneficiary. This Agreement will inure to the benefit of and be binding upon the parties to this Agreement. The Owner Trustee will be a third-party beneficiary of this Agreement. Except as otherwise provided in this Agreement, no other Person will have any right or obligation under this Agreement.
     Section 6.7. GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     Section 6.8. Submission to Jurisdiction. The parties submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for purposes of all legal proceedings arising out of or relating to this Agreement. The parties irrevocably waive, to the fullest extent they may do so, any objection that they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.
     Section 6.9. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
     Section 6.10. Severability. If any of the covenants, agreements or terms of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining covenants, agreements or terms of this Agreement and will in no way affect the validity, legality or enforceability of the remaining Agreement.
     Section 6.11. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart will be an original, and all counterparts will together constitute one and the same instrument.

     Section 6.12. Headings. The headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of any provision of this Agreement.
     Section 6.13. No Petition. Each party to this Agreement covenants that for a period of one year and one day (or, if longer, any applicable preference period) after payment in full of the Notes, all Exchange Notes, and all distributions to all Holders of Certificates and all holders of any other Securities (as defined in the related Titling Company Agreement) the payments on which are derived in any material part from amounts received with respect to any Titling Company Assets (as defined in the applicable Titling Company Agreements), it will not institute against, or join any Person in instituting against, the Issuer, the Depositor, any Holding Company, any Titling Company, or the Holders of the Collateral Specified Interest Certificates any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the 2011-A Exchange Note, the Notes, this Agreement or any of the other 2011-A Basic Documents and agrees it will not cooperate with or encourage others to file a bankruptcy petition against the Issuer, the Depositor, any Holding Company, any Titling Company or the Holders of the Collateral Specified Interest Certificates during the same period.
     Section 6.14. Not Applicable to Ford Credit in Other Capacities. Nothing in this Agreement will affect any right or obligation Ford Credit may have in any other capacity.
     Section 6.15. Limitation of Liability of Owner Trustee and Indenture Trustee.
     (a) This Agreement has been signed on behalf of the Issuer by U.S. Bank Trust National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer. In no event will U.S. Bank Trust National Association in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer under this Agreement or in any of the certificates, notices or agreements delivered pursuant to this Agreement. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer under this Agreement, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.
     (b) This Agreement has been countersigned by The Bank of New York Mellon, not in its individual capacity but solely as Indenture Trustee. In no event will The Bank of New York Mellon have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer under this Agreement or in any of the certificates, notices or agreements delivered pursuant to this Agreement, as to all of which recourse will be had solely to the assets of the Issuer.
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EXECUTED BY:

FORD CREDIT AUTO LEASE TRUST 2011-A, as Issuer
By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee
By:	/s/ Annette Morgan
	Name:	Annette Morgan
	Title:	Assistant Vice President

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Indenture Trustee
By:	/s/ Esther D. Antoine
	Name:	Esther D. Antoine
	Title:	Senior Associate

FORD MOTOR CREDIT COMPANY LLC, as Indenture Administrator
By:	/s/ Scott D. Krohn
	Name:	Scott D. Krohn
	Title:	Assistant Treasurer

AGREED AND ACCEPTED BY:

FORD CREDIT AUTO LEASE TWO LLC, as Depositor

By:	/s/ Susan J. Thomas

Name: Susan J. Thomas
Title: Secretary
[Signature Page to Administration Agreement]